EXHIBIT 10.7
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                                TEAMING AGREEMENT
                                     BETWEEN
                               L3 TECHNOLOGY INC.
                                       AND
                                  ESSTEC, INC.


THIS TEAMING AGREEMENT (the "Agreement") is entered into as of the February 15, 2002, by and among L3 TECHNOLOGY INC. (hereinafter referred to as "L3"), having offices at 13700 International Place, Suite 120, Richmond, BC V6V 2X8 and
ESSTEC,  INC.  (hereinafter  referred  to  as "EssTec"), with offices at 9500 E.
Artesia Blvd, Suite 203, Bell Flower, CA 90706; the above parties are individually and/or collectively referred to herein as the "Party" or "Parties".



WITNESSETH:

WHEREAS, L3 is the owner of a wireless data software platform identified as iMatix a; and

WHEREAS, EssTec is a developer and an integrator of custom applications in a wide range of industries; and

WHEREAS, L3 and EssTec wish to facilitate the process by which EssTec's customers may purchase and/or acquire licensed rights to use iMatix in connection with EssTec's own products and services; and

WHEREAS, the Parties desire to enter into this Agreement in order to define a business relationship to support and accomplish the above business objective;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


1.     INITIAL  TERM

The initial term of this Agreement shall be for a period of one (1) year from the date of execution of the Agreement by the Parties, unless terminated pursuant to Article 6.0 herein or unless extended by mutual written agreement of the Parties.


2.     RELATIONSHIP  AND  CONDUCT  OF  THE  PARTIES;  ROLES AND RESPONSIBILITIES

2.0  (a)     Purpose:

This  agreement  is  a  formal  arrangement  aimed  at:

(i) identifying customer opportunities and the business processes to be followed where L3 and EssTec will jointly offer the individual products and services of each party directly to Customer (defined as meaning the end-user customer in all cases hereinafter) on a mutually agreeable basis ("Joint-Bids"), and,

(ii) identifying customer opportunities and the business processes to be followed where EssTec will offer L3's products on a stand-alone basis, or in conjunction with other EssTec product and services offerings directly to Customer ("EssTec Bids").

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2.0  (b)     General  Provisions

(i) This agreement shall be Non-exclusive and shall represent the sole relationship between the two companies for the marketing and sale of iMatix both jointly with EssTec, or by EssTec on a stand-alone basis. In the event that either party wishes to enter into an agreement with a competitive company, that party shall notify the other party in writing;

(ii) iMatix prices are based on L3's current commercial pricing structure and related discount schedule (Annex 1);

(iii) All iMatix Customer support and training is provided by L3 based on pre-discounted commercial pricing unless otherwise agreed to in writing by the parties. Consulting and services are billed on a time and materials basis.

(iv) L3 shall provide an initial technical end user, installation and sales training to identified EssTec employees at no charge to facilitate development and integration efforts with EssTec's product offering and to assist with the development of sales and marketing plans for iMatix in accordance with the terms of section 3.5. This training will be provided at L3's offices.

(v) For sales demonstration and interface development purposes L3 shall make available an iMatix license to EssTec at no charge for use in developing an interface between iMatix and EssTec's products and services. The license shall not be available for sale to the Customer by EssTec and shall be destroyed on the termination of this agreement in accordance with the terms of section 6;

(vi) EssTec shall provide reciprocal training and product for marketing and interface development purposes under the same terms and conditions outlined in sections 2.0(b)(iv) and (v) for EssTec related products and services.

(vii) A Customer Lead Notice (see Annex 2) must be completed, qualified and signed by both parties prior to closing of the sale to determine the sales and marketing approach (i.e., Joint Bid or EssTec Bid) and to confirm eligibility and method of compensation and discounting as per this agreement in the identified account. EssTec agrees to act reasonably in identifying opportunities for Customer Lead Notice completion that represent actual and real customer opportunities to sell L3's product which will be subject to formal price quotations by EssTec. L3 agrees to act reasonably in confirming their knowledge of customer opportunities that were previously identified by L3.

(viii) L3 retains the right to have prime control on existing customers and partners licensed to use or sell iMatix as identified by customer list attached in Annex 4.

(ix) Compensation due to L3 for licenses sold to Customer will be dependent on the nature of the relationship between the parties in pursuing opportunities pursuant to section 2.0(a)(i) and (ii), and is outlined in detail below;

(x) The terms of all software, maintenance and training payments by the Customer on L3 products are due on receipt. Remittance of related compensation under 2.0(c) and (d) to L3, or EssTec is due on receipt of payment by Customer.

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2.0  (c)  Joint  Bids:

(i) Joint Bids undertaken by the parties must be confirmed in advance of providing a formal quotation to the Customer as evidenced by completion and acceptance of the Lead Notice (Annex 2).

(ii) Joint Bids shall be negotiated directly with the Customer by each party separately reflecting the terms and conditions acceptable to each party unless directed otherwise by the customer. If directed otherwise and a three-party agreement is required, neither party, by virtue of this agreement, has the right to bind the other bidding party to any terms and conditions without their express written consent.

(iii) All other terms and conditions of the "Joint Bid" process are covered under section 3.0 of this agreement.

2.0  (d)     EssTec  Bids:

(i) EssTec Bids undertaken by the parties must be confirmed in advance of providing a formal quotation to Customer as evidenced by completion and acceptance of the Lead Notice (Annex 2).

(ii) EssTec Bids represent a resale opportunity to EssTec, under which arrangement EssTec shall purchase L3's licensed software at 30% discount of L3's current list price. EssTec shall sell the licensed software to Customer at a price, which at a minimum, shall exceed 85 % of L3's list price so as not to adversely impact the average selling prices of L3's software. Discounts that would otherwise reduce this selling price below the agreed upon minimum price must be authorized in writing by L3.

(iii) Compensation payable to L3 under this section 2.0(d) shall be due and payable to L3 upon receipt of payment by Customer.

(iv) EssTec shall be provided with copies of L3's Software License and Maintenance Agreements to provide to the Customer for completion. EssTec shall ensure that all orders submitted to L3 include a Software License Agreement and, where applicable, Maintenance Agreement signed by the Customer for maintenance support service to be provided by L3 on its iMatix product. EssTec will contract separately for maintenance support services on EssTec products with the Customer.

(v) In certain circumstances, EssTec may wish to integrate L3's product offering into EssTec's product offering. In such cases, the bundled offering will be offered to Customer at an all-inclusive price, provided that the individual price of iMatix is not disclosed to the Customer. This product offering including the pricing, cost to EssTec, funding of development of the integrated product, product support issues and the terms under which it is to be marketed will be subject to a separate OEM agreement, to be negotiated at a later date.

2.1 This Agreement shall not constitute, create, give effect to or otherwise recognize a joint venture, partnership or formal business organization of any kind, and the rights and obligations of the Parties shall be only those expressly set forth herein. No Party shall have authority to bind the other
Party except to the extent as expressed herein. The Parties shall be independent entities with each other for all purposes at all times; no Party shall act as agent for or representative of the other Party, and the employees of one Party shall not be deemed to be employees of the other Party. Nothing in this Agreement shall be construed as providing for the sharing of profits or losses arising out of the efforts of any Party, except as may be provided for in any Subcontract entered into between the Parties pursuant to Article 6 herein.

2.2 In all of its activities under this Agreement, each Party shall act consistently with its status as an independent contractor. When any Party's employees are on the premises of the other Party, the visiting employees shall obey all rules and regulations established by the owner of the premises regarding employee conduct of which the visiting Party is made aware.

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2.3     No Party shall, in its performance hereunder, take any action that would be  illegal  under  any  applicable  rules,  regulations  and  laws.

2.4 Each Party shall furnish to the other Party such cooperation and assistance as may be reasonably required hereunder.

2.5 Each Party represents and warrants that, to the best of its knowledge, it has the legal right to perform all of its obligations under this Agreement.


3.0     JOINT  MARKETING  ACTIVITIES

3.1 During the term of this Agreement, each Party shall cooperate and work with the other Party in business planning, marketing efforts and presentations. Each Party may bring prospective client recommendations to the other Party for the purpose of selecting the most appropriate projects for the pursuit of mutually beneficial opportunities. Each Party may introduce the other Party to prospective customers. In each instance, each Party shall use its reasonable efforts to cooperate with the other Party in jointly marketing products and/or services to such customers as set forth herein; provided, however, that nothing in this Agreement shall obligate any Party to work with or notify the other Party on individual marketing opportunities or projects.

3.2 In instances where the Parties choose to work together in jointly marketing their products and/or services for specific customers, the Parties shall discuss between or among them the allocation of responsibilities on an individual project basis. The Parties shall evidence such understandings in an addendum (hereinafter "Project Addendum") to this Agreement, which shall be executed with respect to such individual customer projects prior to the start of any contemplated proposal activities.

3.3 L3 shall provide EssTec, at no charge, reasonable amounts of sales literature to be used by EssTec for any marketing or technical presentations to its customers. In addition, L3 will make iMatix software available for demonstration Purposes subject to the terms of section 2.0(b)(v).

3.4 Each Party shall designate one or more individuals within their organization as their representative(s) responsible to direct the performance of such Party's efforts under this Agreement, and who will periodically communicate, as needed, to resolve any problems with their joint marketing activities and exchange any materials or information necessary for the Parties' further performance hereunder. Each Party shall use its reasonable efforts to coordinate and cooperate with the other Party's representative. Each Party's designated representative shall work with the other Party's designated representative to coordinate trade show support, media campaigns, product collateral and RFP response support. The following representative(s) are named for this purpose:

    L3  Representative:     Allan  Larmour
                            Executive  Vice  President,  Sales  and  Marketing
                            (604)  214-7086

    EssTec  Representative: Shaun  Edwardes
                            Executive  Vice  President
                            310  309  5140

Any notice of a change of representative(s) will be given promptly to the other Party in writing.

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3.5     To  facilitate marketing and technical presentations, during the term of the Agreement, L3 shall semi-annually make available at no charge, an appropriate, agreed to number of days of iMatix sales and marketing training for EssTec' personnel. Such training shall be provided at L3's offices. EssTec shall be responsible for all travel, lodging and per diem expenses incurred by EssTec personnel and L3 shall be responsible for all travel, lodging and per diem expenses incurred by L3 personnel.

4.0     CONFIDENTIALITY  AND  CONFIDENTIAL  INFORMATION

4.1 "Confidential Information" means information belonging to or in the possession or control of a Party which is of a confidential, proprietary or trade secret nature that is furnished or disclosed to the other Party under this
Agreement: (i) in tangible form and marked or designated in writing in a manner to indicate its confidential, proprietary or trade secret nature, or (ii) in intangible form and concurrently identified as confidential, proprietary or trade secret. Each Party agrees that Customer Lead Notices shall be Confidential Information of the originating Party.

4.2 Confidential Information shall be deemed to exclude any particular information that (i) is already known to the receiving Party without restrictions at the time of its disclosure by the disclosing Party, as evidenced by the written records of the receiving Party; (ii) after its disclosure by the disclosing Party, is made known to the receiving Party without restrictions by a third Party; (iii) is or becomes publicly known without violation of this Agreement; or (iv) is independently developed by the receiving Party without reference to the disclosing Party's Confidential Information, as evidenced by the written records of the receiving Party.

4.3 Confidential Information shall remain the property of the disclosing Party, and the receiving Party shall not be deemed by virtue of this Agreement or any access to the disclosing Party's Confidential Information to have acquired any right or interest in or to any such Confidential Information. The receiving Party agrees: (i) to hold the disclosing Party's Confidential Information in strict confidence; (ii) to limit disclosure of the disclosing Party's Confidential Information to personnel furnished by the receiving Party to perform Services under a Prime Contract or Subcontract, as the case may be, or otherwise having a need to know the information for the purposes of this Agreement; (iii) not to disclose any such Confidential Information to any third party, except to a customer in a Project Proposal jointly prepared for such customer; (iv) to use the disclosing Party's Confidential Information solely and exclusively in accordance with the terms of this Agreement in order to carry out its obligations and exercise its rights under this Agreement; (v) to afford the disclosing Party's Confidential Information at least the same level of protection against unauthorized disclosure or use as the receiving Party normally uses to protect its own information of a similar character, but in no event less than reasonable care; and (vi) to notify the disclosing Party promptly of any unauthorized use or disclosure of the disclosing Party's
Confidential Information. Neither this Agreement nor the exchange of Confidential Information hereunder shall be construed as granting any right or license under any copyrights, inventions, or patents now or hereafter owned or controlled by any Party.

4.4 If the receiving Party receives a subpoena or other validly issued administrative or judicial notice requesting the disclosure of the disclosing Party's Confidential Information, the receiving Party shall promptly notify the disclosing Party and, if so requested, shall provide reasonable cooperation to

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the  disclosing  Party  in resisting the disclosure.  Subject to its obligations stated in the preceding sentence, the receiving Party shall be entitled to comply with any binding subpoena or other process to the extent required by law, but shall in doing so make every effort to secure confidential treatment of any materials it is compelled to disclose.

4.5 Within 14 days after the written request of the disclosing Party, the receiving Party, at the disclosing Party's option, shall return or destroy, and give written confirmation thereof, all Confidential Information of the disclosing Party that the receiving Party does not possess under a valid license.

4.6 Each Party agrees that if a court of competent jurisdiction determines that the receiving Party has breached, or attempted or threatened to breach, any of its confidentiality obligations to the disclosing Party or the disclosing Party's proprietary rights, the disclosing Party shall be entitled to obtain appropriate injunctive relief and other measures restraining further, attempted or threatened breaches of such obligations.

4.7 The rights and obligations provided by this Article 4.0 shall survive the termination of this Agreement.


5.0     INTELLECTUAL  PROPERTY  RIGHTS

5.1 With respect to any proprietary rights in and to all designs, engineering details and other data pertaining to any discoveries, inventions, patent rights, copyright rights and the like ("Intellectual Property Rights"), and except as otherwise agreed in writing by the Parties, each Party shall exclusively own Intellectual Property Rights which are independently developed by such Party. With respect to any Intellectual Property Rights, which are jointly developed by the Parties pursuant to this Agreement, the Parties agree that they shall share information with each other about their respective company policies regarding the development and ownership of such Intellectual Property and shall endeavor to reach agreement as to each Party's rights and obligations thereto.

5.2 Except as set forth in Section 5.1, this Agreement does not grant to any Party any rights in, or license to, any present or future Intellectual Property Rights.


6.0     TERMINATION  OF  TEAMING  AGREEMENT

6.1 This Agreement shall terminate pursuant to any one of the following events:

     6.1.1 upon default by a Party which continues unremedied for a period of thirty (30) days after written notice from the aggrieved Party specifying the nature of such breach;

     6.1.2 upon acquisition of a Party by a competitor (determination of whether or not the acquiring party is a competitor shall be solely made by the non-acquired Party) of the non-acquired Party;

     6.1.3  upon  expiration  of  the  term  of  this  Agreement;

     6.1.4 upon ninety (90) days' prior written notice of termination from one Party to the other Party after expiration of the initial term of this Agreement;

     6.1.5 upon a Party's insolvency or initiation of bankruptcy or receivership proceedings by or against a Party or the execution of an assignment for the benefit of creditors; or

     6.1.6 upon mutual written consent of the Parties; whichever shall first occur.

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6.2     Termination  of  this Agreement shall have the effect of terminating the
Parties' obligations to continue any joint marketing, sales and proposal activities hereunder. Prior to the effective date of termination, the Parties will attempt to negotiate in good faith an orderly transition for any joint marketing, sales or proposal activities in progress. Upon termination of this
Agreement:

     6.2.1 No Party will be liable to the other Party for damages, expenditures, or loss of profits or prospective profits of any kind or nature sustained by, arising out of, or alleged to have arisen out of such termination;

     6.2.2 However, if the joint marketing efforts contemplated herein have resulted in a Project Proposal to a customer requiring bid security ("Bid Bond"), the Party requesting termination of this Agreement shall assume full responsibility, including repayment to the other Party, for any proposal default which results in the loss of said Bid Bond; and

6.3 Any termination of this Agreement for cause shall not affect any right or obligation of a Party which arose prior to such termination.


7.0     COSTS  AND  EXPENSES

7.1 Any and all costs and expenses incurred by a Party and arising out of its obligations and efforts under this Agreement shall be borne by that Party. No Party shall charge the other Party for any services provided to the other Party unless specifically agreed to in writing by the Parties. In the event that funds are provided by a particular customer for any work associated with the design, demonstration or other phases of a project, such funds will be used to defray the costs and expenses of each Party on a basis proportionate to each Party's share of the total costs and expenses incurred by the Parties in connection with such work.

7.2 Should a dispute arise from the subject matter of this Agreement, the prevailing Party in any resulting litigation shall be reimbursed by the other Party involved in the litigation for any attorney's fees and associated expenses incurred.


8.0     INDEMNIFICATION

8.1 Each Party ("Indemnifying Party") shall indemnify and hold harmless the other Party ("Indemnified Party") from and against any loss, cost, claim, liability, damage and expense (including reasonable attorney's fees) to third parties relating to or arising out of the Indemnifying Party's performance of its obligations in this Agreement, insofar as such claims stem from the Indemnifying Party's negligence or willful misconduct which results in death or bodily injury to any person or damage to any real or tangible personal property.

8.2 The Indemnified Party will notify the Indemnifying Party promptly in writing of any written claims, lawsuits or demands by third parties for which one or more of the Indemnified Party allege that the Indemnifying Party is responsible under this Article 8.0, and if requested by the Indemnifying Party, will tender the settlement or defense of such claim, lawsuit or demand. The Parties will cooperate in every reasonable manner with the defense or settlement of such claim, lawsuit or demand. The Indemnifying Party will not be liable under this Article 8.0 for settlements by the Indemnified Party of any claim, lawsuit or demand, unless the Indemnifying Party has approved the settlement in advance or unless the defense of the claim, lawsuit or demand has been tendered to the Indemnifying Party in writing and the Indemnifying Party has failed promptly to undertake the settlement or defense.

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9.0     LIMITATION  OF  LIABILITY

9.1 Except as set forth in Article 9.0 herein, neither Party shall be liable to any other Party for loss, cost, claim, injury, liability or expense, including reasonable attorney's fees, relating to or arising out of any ordinary negligent act or omission by a Party. NEITHER PARTY SHALL BE LIABLE TO THE OTHER
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PARTY FOR LOST REVENUES, LOST PROFITS, OR OTHER SPECIAL, INCIDENTAL, INDIRECT OR
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CONSEQUENTIAL  DAMAGES,  WHETHER  OR  NOT  A PARTY HAS BEEN ADVISED BY THE OTHER
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PARTY  OF  THE  PROBABILITY  OF SUCH DAMAGE OR LOSS, WHETHER SUCH DAMAGE OR LOSS
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ARISES  IN  CONTRACT, TORT, INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE.
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9.2     Each  Party  shall  mitigate  its  damages  in a commercially reasonable fashion in the event of the other Party's default under this Agreement. The Parties shall exercise reasonable efforts to cooperate with each other so as to avoid having any internal dispute between or among them affect the customer or disrupt service to the customer.

9.3 The provisions of this Article 9.0 shall survive the termination of this Agreement.

10.0     FORCE  MAJEURE

     No Party shall be liable for its failure or delay in the performance of its obligations under this Agreement due to causes beyond its reasonable control.

11.0     ASSIGNMENT

Neither this Agreement nor any of the rights or obligations under this Agreement (including any Project Addendum) may be assigned, delegated, sublicensed or otherwise transferred by any Party in whole or in part, without the prior written consent of the other Party.

12.0     SUBCONTRACTING

Upon prior written notice to, and the consent (not to be unreasonably withheld) of, the other Party, either Party may subcontract any of its obligations under this Agreement, but no such subcontract shall relieve the subcontracting Party of primary responsibility for performance of its obligations.

13.0     NON-EXCLUSIVITY

This Agreement is non-exclusive. Any Party may enter into similar agreements with third parties; provided, however, that consistent with observing the requirements of Article 7 herein, neither Party shall disclose a Project Proposal or other terms of any agreement concerning the subject matter of this Agreement to any third party without the prior written consent of the other Parties. Each Party expressly understands and agrees that the other Party may sell, in the ordinary course of business, its products and services to third parties who may individually (but not in cooperation with a Party hereto) respond to the same solicitation for a customer project, or who may team with another third party for the purpose of submitting a proposal. Sales by a Party to such third parties shall not constitute a violation of this Agreement.

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14.0     PUBLIC  ANNOUNCEMENTS

No Party shall use the name of the other Party in any news release, public announcement, advertisement, sales promotion material or other form of publicity without the prior written consent of the other Party. No Party shall disclose the existence or the contents of any of the terms and conditions of this Agreement without prior written consent of the other Party.


15.0     JOINT  ADVERTISING

In the event that the Parties agree to any joint advertising and/or joint sales promotional materials, each Party shall have a right of approval over the applicable advertising or sales promotional materials, and all costs and expenses associated with the production of such advertising and sales promotional materials shall be shared equally by the Parties, unless otherwise agreed in writing by the Parties.


16.0     NOTICES

16.1 Notices and authorizations under this Agreement shall be transmitted in writing by Certified Mail, postage prepaid, return receipt requested, to the address of the appropriate Party indicated on the first page of this Agreement or to such other address as a Party may designate by written notice to the other Party.

Notices  to  L3  shall  be  delivered  to:

                                  L3  Technology,  Inc.
                                  13700  International  Place,  Suite  120
                                  Richmond,  BC  V6V  2X8
                                  Attention:  Naiel  Kanno,  President  &  CEO


Notices  to  EssTec  shall  be  delivered  to:

                                  EssTec,  Inc.
                                  9500  E.  Artesia  Blvd.,  Suite  203
                                  Bell  Flower,  CA  90706

16.2     Any  notice  given  pursuant to this Article 16 shall be effective five
(5) days after the day it is mailed or upon receipt as evidenced by the Postal Service return receipt card, whichever is earlier.

17.0     AMENDMENTS  AND  WAIVERS

This Agreement and any Project Addendum hereto may be amended only by written agreement of the Parties. No amendment or waiver of any provisions of this Agreement, and of consent to any default under this Agreement, shall be effective unless the same shall be in writing and signed by a duly authorized representative on behalf of the Party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of any Party to enforce strictly any term, right, or condition of this Agreement shall be construed as a waiver of such term, right or condition.


--------------------------------------------------------------------------------
Confidential                   Teaming Agreement                       Page 9

18.0     ORIGINALS

This Agreement may be executed in multiple counterparts, in which case each such counterpart shall be an original and together each shall constitute one and the same document.

19.0     SECTION  HEADINGS

Section headings are inserted for convenience only and shall not be used in any way to construe the terms of this Agreement.


20.0     SEVERABILITY

If any provision hereof is declared or determined to be invalid or unenforceable under applicable law, the remaining provisions hereof shall continue in full force and effect and the Parties shall substitute for the invalid provision a valid provision, which most closely approximates the economic effect and intent of the invalid provision.

The invalidity, in whole or in part, of any section or paragraph of this Agreement shall not affect the validity of the remainder of this Agreement.


21.0     EXPORT  CONTROL

Both L3 and EssTec agree to comply fully with all relevant export laws and regulations of the United States and Canada to ensure that no information or technical data provided pursuant to this Agreement is exported or re-exported directly or indirectly in violation of law. Each Party agrees, at its own expense, to comply with all foreign exchange and other laws and regulations applicable to such Party, and each Party agrees to obtain any licenses or approvals necessary for such Party to perform this Agreement.


22.0     INFORMAL  DISPUTE  RESOLUTION

22.1 At the written request of either Party, the Parties will attempt to resolve any dispute arising under or relating to this Agreement through the informal means described in this Section. Each Party will appoint a senior management representative who does not devote substantially all of his or her time to performance under this Agreement (the "Arbitration Representative"). Each Arbitration Representative will furnish to the other all non-privileged information with respect to the dispute that the Parties believe to be appropriate and germane. The Arbitration Representatives will negotiate in an effort to resolve the dispute without the necessity of any formal proceeding. Formal proceedings for the resolution of the dispute may not be commenced until:
(i) the designated representatives conclude that resolution through continued negotiation does not appear likely; or (ii) thirty (30) calendar days have passed since the initial request to negotiate the dispute was made; provided, however, that a Party may file earlier to avoid the expiration of any applicable limitations period, to preserve a superior position with respect to other creditors, or to apply for interim or equitable relief.

22.2 Any question or dispute arising out of or relating to this Agreement not resolved pursuant to Section 24.1 will be settled by arbitration administered by the Canadian Arbitration Association in accordance with its Commercial Arbitration Rules and the Supplementary Procedures for Large, Complex Disputes, and judgment on the award may be entered in any court having jurisdiction thereof or over the applicable Party or its assets. There will be three (3) arbitrators; one (1) selected by each Party and the two so selected will select a third arbitrator. The third arbitrator will meet the qualification criteria to serve as an arbitrator in the Large, Complex Case Dispute Resolution Program and will serve as chairman of the arbitration. The Expedited Procedures will apply. The arbitrators will have no authority to award any damages that are excluded by the terms and conditions of this Agreement. Either Party will have the right to apply at any time to a judicial authority for appropriate injunctive or other interim or provisional relief, and will not by doing so be deemed to have breached its agreement to arbitrate or to have affected the powers reserved to the arbitrators.

--------------------------------------------------------------------------------
Confidential                   Teaming Agreement                       Page 10

23.0     LIMITATION  OF  ACTIONS
No proceeding, regardless of form, arising out of or related to this Agreement may be brought by either Party more than two (2) years after the accrual of the cause of action, except that (i) proceedings related to violation of a Party's proprietary rights or any duty to protect Confidential Information may be brought at any time within the applicable statute of limitations, and (ii) proceedings for non-payment may be brought up to two (2) years after the date the last payment was due.


24.0     ORDER  OF  PRECEDENCE

In the event of any conflict between or among the provisions contained in the following documents (the "Contract Documents"), the following order of precedence will govern: (i) Subcontracts, (ii) this Agreement, exclusive of its Annexes; (iii) Annexes to this Agreement; and (iv) Project Addendums (except as to terms specifically identified in a particular Project Addendum as modifying or amending terms of this Agreement, which terms will control over the Agreement for that Project Addendum only).


25.0     NONSOLICITATION

During the term of this Agreement and for twelve (12) months after its expiration or termination, neither Party will either directly or indirectly, solicit for employment by itself (or any of its Affiliates) any employee of the other Party (or any of its Affiliates) who was involved in the performance of the Contract Documents, unless the hiring Party obtains the written consent of the other Party.

26.0     ENTIRE  AGREEMENT;  GOVERNING  LAW

     26.1 This Agreement constitutes the entire understanding and agreement of and among the Parties with respect to the subject matter hereof, and supersedes any prior or contemporaneous representations and agreements, verbal or written. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada.

     26.2 All provisions of this Agreement shall take precedence over any conflicting terms and conditions of any purchase orders, invoices, or other instruments which may be issued by EssTec and L3, unless otherwise agreed by the parties in writing.


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Confidential                   Teaming Agreement                       Page 11

IN WITNESS HEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the dates set forth below.

L3  TECHNOLOGY  INC.             ESSTEC,  INC.

By:  /s/Naiel  P.  Kanno          By: /s/ Abdul  L  Saquib
   ---------------------            -----------------------
Name:  Naiel  P.  Kanno           Name:  Abdul  L  Saquib
       -----------------                 ------------------

Title:  President  and  CEO       Title:  VP  Operations
        -------------------              ------------------

Date:                            Date:   March  4,  2002
                                         ------------------

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Confidential                   Teaming Agreement                       Page 12

                                     ANNEX 1
                             IMATIX CURRENT PRICING
                           ___________________________


NOTES
-----

1.     All  prices  are  in  US  funds.
                             --

2. All license prices are applicable for iMatix Release 2.2 and do not include future upgrades. The upgrade policy is as follows:

a)     Each  new  version  will  be  separately  priced.

b) Customers upgrading from one version to a higher version will pay the price difference between versions.

c)     No  credit  will  be  issued  for  versions that have decreased in price.

3.     License  fees  DON'T  include  cost  of:

a)     Database  software  (Oracle).

b)     Hardware  (file  server  and  devices).

c)     Operating  systems  (file  server  and  devices).

d) Third party software packages, IIS for Web server and Java Virtual Machine for devices.

e)     Network  connection/provider.

f)     Map  engine  &  data.

g) Professional services such as, installation, implementation, customization and training.

4. Out of pocket expenses (travel, car rental, hotel, meals, etc.) are billed at cost.

5.     Definition  of  mobile  device  is,  a  mobile  device is one IP address.




--------------------------------------------------------------------------------
Confidential                   Teaming Agreement                       Page 13

A)     MATIX  LICENSE  FEE  TABLE
       --------------------------

              CLASS    TOTAL DEVICE COUNT     BASE LICENSE FEE (US$)
              -----    ------------------     ----------------------
                1         1  -   100                250,000
              -----    ------------------     ----------------------
                2       101  -   250                300,000
              -----    ------------------     ----------------------
                3        251  -  500                350,000
              -----    ------------------     ----------------------
                4        501  - 1000                400,000
              -----    ------------------     ----------------------
                5          Unlimited                500,000
              -----    ------------------     ----------------------



B)     IMATIX  LICENSE  FEE
       --------------------
The iMatix License Fee is a perpetual one-time fee. To determine the list price for an iMatix License Fee, follow these steps:

     1. Determine the total number of devices that will be serviced by the iMatix platform.

     2. Refer to the iMatix License Fee Table, above, and determine the Base License Fee and the Per Device Fee.


C)     UPGRADING  AN  IMATIX  LICENSE
       ------------------------------
An iMatix License needs to be upgraded, once additional devices are added on the iMatix platform. Two upgrade possibilities:

     1. Additional devices don't result in a Class category change. In this case, nothing needs to be changed.

     2. Additional devices result in a Class category change. In this case, determine the iMatix License Fee for the old and new configuration (refer to item B, above). Subtract the old device count pricing from the new device count pricing. The difference is the upgrade fee. In addition, you need to adjust the Annual Support Fee (refer to item D, below).

D)     IMATIX  ANNUAL  SUPPORT  FEE
       ----------------------------
The iMatix Annual Support Fee is 20% of the current iMatix License Fee. The fee is pre-paid annually.

If an iMatix license has been upgraded to a higher Class category, then follow these steps to adjust the current Annual Support Fee for the remainder of the current term:

     1.   Determine the Annual Support Fee based on the new Class category.

     2. Find out the current Annual Support Fee and apply it as a 100% credit towards item 1, above.

     3. The difference is the adjusted amount for the remainder of the current term.


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Confidential                   Teaming Agreement                       Page 14

E)     PROFESSIONAL  SERVICES
       ----------------------
L3's  professional  services  fees  are  as  follows:

1.     Development:           US$150/hour
2.     Installation:          US$150/hour
3.     Business  Analysis:    US$150/hour
4.     On-site  Training:     US$200/hour
5.     L3  Site  Training:    US  $500/person/day
                             (Minimum  3  attendees  per  class)





--------------------------------------------------------------------------------
Confidential                   Teaming Agreement                       Page 15

                                     ANNEX 2
                              CUSTOMER LEAD NOTICE
                           __________________________


TYPE  OF  BID:     Joint:  _________          EssTec:  _______


PROSPECT/CUSTOMER  NAME  AND  ADDRESS:

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------


OPPORTUNITY  DESCRIPTION/REQUIREMENTS:

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------


ESTIMATED  TOTAL  PROJECT  VALUE:  $
                                         -----------------------------------


CONTACT
LEAD  PROVIDED  BY:
                             -----------------------
TELEPHONE:
                         --------------------------
FAX:
                         --------------------------
EMAIL  ADDRESS:
                         --------------------------


EFFECTIVE DATE OF THIS LEAD NOTICE: ____________________________________________


L3  TECHNOLOGY  INC.                   ESSTEC,  INC.
--------------------                   ------------------
By:                                    By:
   ---------------------------             --------------
Name: ------------------------         Name: ------------

Title:------------------------         Title: -----------

Date: ------------------------         Date: ------------


--------------------------------------------------------------------------------
Confidential                   Teaming Agreement                       Page 16

                                     ANNEX 3
                             SAMPLE PROJECT ADDENDUM
                         ______________________________


This document details the responsibilities and work scope of the Parties with respect to preparing and submitting a joint Project Proposal and carrying out the project as defined below.

CUSTOMER

Name:
______________________________________________________________________
Address:
______________________________________________________________________

CONTACT

Name                        Phone#                       Email
---------------------     ----------------------    ------------------




PROJECT  DESCRIPTION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


RESPONSIBILITIES  OF  EACH  PARTY  FOR  THE  PROJECT:

1.0     PROJECT  PROPOSAL  ACTIVITIES

     1.1     L3  Undertakings

     1.2     EssTec  Undertakings

     1.3     Joint  Undertakings

     1.4     Proposal  Prime  for  L3:
                              _____________________________________
                              _____________________________________
                              Phone  #:  __________________________
                              FAX  #:    __________________________

     1.5     Proposal  Prime  for  EssTec:
                              _____________________________________
                              _____________________________________
                              Phone  #:  __________________________
                              FAX  #:    __________________________



--------------------------------------------------------------------------------
Confidential                   Teaming Agreement                       Page 17

                                     ANNEX 4
                         EXISTING CUSTOMERS AND PARTNERS
                    ________________________________________








--------------------------------------------------------------------------------
Confidential                   Teaming Agreement                       Page 18